Van Kampen Aggressive Growth Fund
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Van Kampen Aggressive Growth Fund's investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  19
Distributions from the Fund.................................  21
Shareholder Services........................................  21
Federal Income Taxation.....................................  23
Financial Highlights........................................  25

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in common stocks and other equity securities of companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund's investment adviser uses a "bottom-up" stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in securities of larger-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

The Fund emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Fund's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             13.67
1998                                                                             35.40
1999                                                                            130.59
2000                                                                            -14.11
2001                                                                            -39.70

The Fund's return for the six-month period ended June 30, 2002 for Class A Shares was -18.58%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 56.80% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -29.06% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table also shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST     PAST       SINCE
    DECEMBER 31, 2001              1 YEAR   5 YEARS   INCEPTION
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    Van Kampen Aggressive
    Growth Fund--Class A Shares
      Return Before Taxes          -43.18%  11.62%     11.52%(1)
      Return After Taxes
      on Distributions             -43.18%   9.95%     10.03%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  -26.29%   9.78%      9.73%(1)
    Russell Midcap Growth Index *  -20.15%   9.02%      8.64%(2)
....................................................................
    Van Kampen Aggressive Growth
    Fund--Class B Shares--
    Return Before Taxes            -43.17%  11.87%     11.85%(1)
    Russell Midcap Growth Index *  -20.15%   9.02%      8.64%(2)
....................................................................
    Van Kampen Aggressive Growth
    Fund--Class C Shares--
    Return Before Taxes            -40.76%  12.12%     11.90%(1)
    Russell Midcap Growth Index *  -20.15%   9.02%      8.64%(2)
....................................................................

Inception dates: (1) 5/29/96, (2) 5/31/96.

 *The Russell Midcap Growth Index measures the performance of those Russell
  Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
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SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                     5.75%(1)      None        None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                  None(2)      5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends       None         None         None
.................................................................
Redemption fee             None         None         None
.................................................................
Exchange fee               None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.70%        0.70%        0.70%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%        1.00%
.................................................................
Other expenses               0.48%        0.48%        0.48%
.................................................................
Total annual fund
operating expenses           1.43%        2.18%        2.18%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
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Class A Shares           $712      $1,001      $1,312      $2,190
......................................................................
Class B Shares           $721      $  982      $1,319      $2,323*
......................................................................
Class C Shares           $321      $  682      $1,169      $2,513
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $712      $1,001      $1,312      $2,190
......................................................................
Class B Shares           $221      $  682      $1,169      $2,323*
......................................................................
Class C Shares           $221      $  682      $1,169      $2,513
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

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The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in common stocks and other equity securities that the Fund's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Fund's investment adviser generally defines small- and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $1.3 billion to $10.8 billion as of July 1, 2002). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Fund may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.

The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser seeks those companies that it believes exhibit rising earnings expectations or rising valuations. In selecting securities for investment, the Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund will limit its investments to 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Fund may invest in companies of any size, the Fund focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Fund may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities including preferred stocks, warrants and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade quality

Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.

The Fund also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forgo other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

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THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................

Applying this fee schedule, the effective advisory fee rate was 0.70% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David W. Walker, an Executive Director of the Adviser, Matthew Hart, a Vice President of the Adviser, and Scott Miller, an Associate of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our website at www.vankampen.com or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256 or by telephone at
(800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without a sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
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    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversions will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in

Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which State Street Bank and Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

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Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our website at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our website at www.vankampen.com, writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time.

Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended March 31, 2002 and 2001 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended March 31, 2000 has been audited by PricewaterhouseCoopers LLP. The information for the nine-month period ended March 31, 1999 and the years ended June 30, 1998 and 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                  CLASS A SHARES
                                                                       NINE MONTHS
                                                                          ENDED
                                            YEAR ENDED MARCH 31,        MARCH 31,       YEAR ENDED JUNE 30,
                                        ----------------------------   -----------      -------------------
                                        2002(A)   2001(A)    2000(A)     1999(A)          1998       1997
      -----------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period....................    $15.77    $37.44     $17.14      $13.68          $9.95      $9.12
                                        -------   -------    -------     -------         ------      -----
       Net Investment Loss...........      (.14)     (.21)      (.24)       (.13)          (.13)      (.07)
       Net Realized and Unrealized
         Gain/Loss...................     (2.97)   (17.03)     22.41        4.45           3.86        .90
                                        -------   -------    -------     -------         ------      -----
      Total from Investment
       Operations....................     (3.11)   (17.24)     22.17        4.32           3.73        .83
      Less Distributions from Net
       Realized Gain.................       -0-***    4.43      1.87         .86            -0-        -0-
                                        -------   -------    -------     -------         ------      -----
      Net Asset Value, End of the
       Period........................    $12.66    $15.77     $37.44      $17.14         $13.68      $9.95
                                        -------   -------    -------     -------         ------      -----
      Total Return *.................   -19.70%(b) -49.31%(b) 133.67%(b)    33.72%**(b)  37.49%(b)   9.10%(b)
      Net Assets at End of the Period
       In millions)..................    $783.4    $778.1    $1,205.8     $242.6         $117.5      $84.0
      Ratio of Expenses to Average
       Net Assets*...................     1.43%     1.19%      1.25%       1.56%          1.44%      1.30%
      Ratio of Net Investment Loss to
       Average Net Assets*...........     (.98%)    (.75%)     (.86%)     (1.22%)        (1.09%)     (.81%)
      Portfolio Turnover.............      320%      270%       139%        126%**         185%       186%
       * If certain expenses had not
         been voluntarily assumed by
         the Adviser, total return
         would have been lower and
         the ratios would have been
         as follows:
      Ratio of Expenses to Average
       Net Assets....................       N/A       N/A        N/A         N/A          1.61%      1.61%
      Ratio of Net Investment Loss to
       Average Net Assets............       N/A       N/A        N/A         N/A         (1.26%)    (1.12%)

                                                                CLASS B SHARES
                                                                     NINE MONTHS
                                                                        ENDED
                                          YEAR ENDED MARCH 31,        MARCH 31,     YEAR ENDED JUNE 30,
                                       ---------------------------   -----------    --------------------
                                       2002(A)   2001(A)   2000(A)     1999(A)        1998        1997
      -----------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period....................   $15.02    $36.24    $16.75      $13.46        $9.87       $9.11
                                       -------   -------   -------     -------       ------      ------
       Net Investment Loss...........     (.23)     (.41)     (.43)       (.19)        (.20)       (.10)
       Net Realized and Unrealized
         Gain/Loss...................    (2.82)   (16.38)    21.79        4.34         3.79         .86
                                       -------   -------   -------     -------       ------      ------
      Total from Investment
       Operations....................    (3.05)   (16.79)    21.36        4.15         3.59         .76
      Less Distributions from Net
       Realized Gain.................      -0-***    4.43     1.87         .86          -0-         -0-
                                       -------   -------   -------     -------       ------      ------
      Net Asset Value, End of the
       Period........................   $11.97    $15.02    $36.24      $16.75       $13.46       $9.87
                                       -------   -------   -------     -------       ------      ------
      Total Return *.................  -20.28%(c) -49.72%(c) 131.91%(c)    32.99%**(c)  36.37%(c)   8.34%(c)
      Net Assets at End of the Period
       In millions)..................   $541.5    $642.5    $948.5      $231.8       $148.4       $94.2
      Ratio of Expenses to Average
       Net Assets*...................    2.19%     2.00%     2.00%       2.33%        2.20%       2.05%
      Ratio of Net Investment Loss to
       Average Net Assets*...........   (1.74%)   (1.56%)   (1.61%)     (1.99%)      (1.85%)     (1.55%)
      Portfolio Turnover.............     320%      270%      139%        126%**       185%        186%
       * If certain expenses had not
         been voluntarily assumed by
         the Adviser, total return
         would have been lower and
         the ratios would have been
         as follows:
      Ratio of Expenses to Average
       Net Assets....................      N/A       N/A       N/A         N/A        2.37%       2.35%
      Ratio of Net Investment Loss to
       Average Net Assets............      N/A       N/A       N/A         N/A       (2.02%)     (1.86%)

                                                                CLASS C SHARES
                                                                      NINE MONTHS
                                                                         ENDED
                                           YEAR ENDED MARCH 31,        MARCH 31,     YEAR ENDED JUNE 30,
                                       ----------------------------   -----------    -------------------
                                       2002(A)   2001(A)    2000(A)     1999(A)        1998       1997
      -----------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period....................   $15.07    $36.33     $16.76     $13.47         $9.87      $9.11
                                       -------   -------    -------     ------        ------     ------
       Net Investment Loss...........     (.23)     (.40)      (.45)      (.20)         (.20)      (.10)
       Net Realized and Unrealized
         Gain/Loss...................    (2.84)   (16.43)     21.89       4.35          3.80        .86
                                       -------   -------    -------     ------        ------     ------
      Total from Investment
       Operations....................    (3.07)   (16.83)     21.44       4.15          3.60        .76
      Less Distributions from Net
       Realized Gain.................      -0-***    4.43      1.87        .86           -0-        -0-
                                       -------   -------    -------     ------        ------     ------
      Net Asset Value, End of the
       Period........................   $12.00    $15.07     $36.33     $16.76        $13.47      $9.87
                                       -------   -------    -------     ------        ------     ------
      Total Return *.................  -20.35%(d) -49.71%(d) 132.31%(d)   32.96%**(d)  36.47%(d)   8.34%(d)
      Net Assets at End of the Period
       In millions)..................   $125.0    $152.9     $202.7      $27.4         $16.4      $10.8
      Ratio of Expenses to Average
       Net Assets*...................    2.19%     2.00%      2.01%      2.33%         2.20%      2.05%
      Ratio of Net Investment Loss to
       Average Net Assets*...........   (1.74%)   (1.56%)    (1.62%)    (1.98%)       (1.85%)    (1.54%)
      Portfolio Turnover.............     320%      270%       139%       126%**        185%       186%
       * If certain expenses had not
         been voluntarily assumed by
         the Adviser, total return
         would have been lower and
         the ratios would have been
         as follows:
      Ratio of Expenses to Average
       Net Assets....................      N/A       N/A        N/A        N/A         2.36%      2.35%
      Ratio of Net Investment Loss to
       Average Net Assets............      N/A       N/A        N/A        N/A        (2.02%)    (1.85%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not applicable.

                       See Notes to Financial Statements.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan           Jack E. Nelson
Jerry D. Choate             Richard F. Powers, III*
Linda Hutton Heagy          Wayne W. Whalen*
R. Craig Kennedy            Suzanne H. Woolsey
Mitchell M. Merin*

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AGGRESSIVE GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Aggressive Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Aggressive Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Aggressive
Growth Fund


                                     A Statement of Additional Information,
                                     which
                                     contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.
                                     You will find additional information about the Fund
                                   in its annual and semiannual reports to
                                   shareholders.
                                 The annual report explains the market
                                 conditions and
                               investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES



                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company                                       AGG PRO 7/02
Act File No. is 811-4805.                                               65036PRO

Van Kampen Aggressive Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Aggressive Growth Fund's investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 26, 2002

                                 CLASS D SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Policies and Risks....................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  12
Distributions from the Fund.................................  12
Shareholder Services........................................  13
Federal Income Taxation.....................................  13
Financial Highlights........................................  14

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in common stocks and other equity securities of companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund's investment adviser uses a "bottom-up" stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in securities of larger-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

The Fund emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Fund's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class D Shares over the one calendar year prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -39.60

The Fund's return for the six-month period ended June 30, 2002 for Class D Shares was -18.47%. As a result of market activity, current performance may vary from the figures shown.

During the one-year period shown in the bar chart, the highest quarterly return for Class D Shares was 13.94% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class D Shares was -29.05% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class D Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for Class D Shares, the table also shows after tax returns for the Fund's Class D Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST       SINCE
    DECEMBER 31, 2001             1 YEAR    INCEPTION
---------------------------------------------------------
    Van Kampen Aggressive
    Growth Fund -- Class D
    Shares --
      Return Before Taxes         -39.60%    -44.70%(1)
      Return After Taxes on
      Distributions               -39.60%    -46.76%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 -24.11%    -35.09%(1)
..........................................................
    Russell Midcap Growth Index
    *                             -20.15%    -28.77%(2)
..........................................................

Inception dates: (1) 10/17/00, (2) 10/19/00.

  * The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                               CLASS D
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                       None
...........................................................
Maximum deferred sales charge (load)            None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                            None
...........................................................
Redemption fee                                  None
...........................................................
Exchange fee                                    None
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------
Management fees                                 0.70%
...........................................................
Other expenses                                  0.48%
...........................................................
Total annual fund operating expenses            1.18%
...........................................................

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class D Shares           $120       $375       $649      $1,432
....................................................................

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in common stocks and other equity securities that the Fund's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Fund's investment adviser generally defines small-and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $1.3 billion to $10.8 billion as of July 1, 2002). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Fund may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.

The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser seeks those companies that it believes exhibit rising earnings expectations or rising valuations. In selecting securities for investment, the Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund will limit its investments to 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Fund may invest in companies of any size, the Fund focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Fund may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities including preferred stocks, warrants and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade quality.

Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.

The Fund also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forgo other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................

Applying this fee schedule, the effective advisory fee rate was 0.70% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David W. Walker, an Executive Director of the Adviser, Matthew Hart, a Vice President of the Adviser, and Scott Miller, an Associate of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class D Shares of the Fund. Class D Shares are offered without any sales charges on purchases or sales and without any distribution fee (12b-1). Class D Shares are available for purchase exclusively by investors through tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

Participants in such plans generally must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class or shares, and some classes may have different conversion rights or shareholder servicing options.

The offering price of the Fund's Class D Shares is the Fund's next determined net asset value per share after an order is received by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), from the plan's administrator. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund reserves the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class D Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in employee benefit plans eligible to purchase shares generally must contact the plan's administrator to redeem shares. Such transactions generally are effected on behalf of a plan participant by a custodian or trustee for the plan. The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from the plan's administrator. Redemptions completed through a plan custodian/trustee of a retirement plan account may involve additional fees charged by the plan custodian/trustee. For plan administrator contact information, participants should contact their respective employer's human resources department.

Payment for shares redeemed generally will be made within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in the employee benefit plans eligible to purchase the shares of the Fund generally must contact the plan administrator to purchase, redeem or exchange shares. Certain shareholder services may only be available to plan participants through a plan administrator. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of taxes on Fund distributions or redemptions). The information for the fiscal year ended March 31, 2002 and the fiscal period ended March 31, 2001 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                             OCTOBER 17, 2000
                                                                                               (COMMENCEMENT
                                                                                               OF INVESTMENT
                                                                        YEAR ENDED            OPERATIONS) TO
AGGRESSIVE GROWTH FUND CLASS D SHARES                                MARCH 31, 2002(B)       MARCH 31, 2001(B)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................              $ 15.78                 $ 33.01
                                                                          -------                 -------
  Net Investment Loss.......................................                 (.10)                   (.05)
  Net Realized and Unrealized Loss..........................                (2.98)                 (12.75)
                                                                          -------                 -------
Total from Investment Operations............................                (3.08)                 (12.80)
Less Distributions from Net Realized Gain...................                  -0-*                   4.43
                                                                          -------                 -------
Net Asset Value, End of the Period..........................              $ 12.70                 $ 15.78
                                                                          =======                 =======

Total Return (a)............................................              -19.50%                 -42.49%**
Net Assets at End of the Period (In millions)...............              $  74.4                 $  89.1
Ratio of Expenses to Average Net Assets.....................                1.18%                   1.08%
Ratio of Net Investment Loss to Average Net Assets..........                (.73%)                  (.49%)
Portfolio Turnover..........................................                 320%                    270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

 * Amount is less than $.01

** Non-annualized

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Wayne W. Whalen*
R. Craig Kennedy          Suzanne H. Woolsey
Mitchell M. Merin*

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AGGRESSIVE GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Aggressive Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Aggressive Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                     A Statement of Additional Information,
                                     which
                                     contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.
                                     You will find additional information about the Fund
                                   in its annual and semiannual reports to
                                   shareholders.
                                 The annual report explains the market
                                 conditions and
                               investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 26, 2002

                                 CLASS D SHARES

                                   PROSPECTUS

Van Kampen
Aggressive
Growth Fund

                         [VAN KAMPEN INVESTMENTS LOGO]
AGG PRO D 7/02
The Fund's Investment Company
Act File No. is 811-4805.

Van Kampen Small Cap Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Small Cap Growth Fund's investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  17
Distributions from the Fund.................................  19
Shareholder Services........................................  19
Federal Income Taxation.....................................  21
Financial Highlights........................................  23

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

The Fund's investment adviser uses a "bottom-up" stock selection process seeking attractive growth opportunities on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks of small companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares for the one calendar year prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.92

The Fund's return for the six-month period ended June 30, 2002 for Class A Shares was -15.33%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.81% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class A Shares was -31.42% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000 Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table also shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                     PAST           SINCE
    DECEMBER 31, 2001                1 YEAR        INCEPTION
----------------------------------------------------------------
    Van Kampen Small Cap
    Growth Fund --
    Class A Shares
      Return Before Taxes            -42.45%        -35.32%(1)

      Return After Taxes on
      Distributions                  -42.45%        -35.32%(1)

      Return After Taxes on
      Distributions and Sale
      of Fund Shares                 -25.85%        -28.13%(1)
    Russell 2000 Growth Index         -9.23%         -3.40%(2)
.................................................................
    Van Kampen Small Cap
    Growth Fund --
    Class B Shares --
    Return Before Taxes              -42.45%        -34.77%(1)
    Russell 2000 Growth Index         -9.23%         -3.40%(2)
.................................................................
    Van Kampen Small Cap
    Growth Fund --
    Class C Shares --
    Return Before Taxes              -40.03%        -32.28%(1)
    Russell 2000 Growth Index         -9.23%         -3.40%(2)
.................................................................

Inception dates: (1) 11/27/00 and (2) 11/30/00.

* The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2,000 smallest companies in the Russell 3000 Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%        1.00%
.................................................................
Other expenses(5)            0.67%        0.67%        0.67%
.................................................................
Total annual fund
operating expenses(5)        1.72%        2.47%        2.47%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                         Year 1-5.00%

                         Year 2-4.00%

                         Year 3-3.00%

                         Year 4-2.50%
                         Year 5-1.50%

                         After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving a portion of the Fund's management fees such that actual total annual operating expenses for the fiscal period ended March 31, 2002 were 1.60%, 2.35% and 2.35% for Class A Shares, Class B Shares and Class C Shares, respectively.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $740      $1,086      $1,455      $2,488
......................................................................
Class B Shares           $750      $1,070      $1,466      $2,621(*)
......................................................................
Class C Shares           $350      $  770      $1,316      $2,806
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $740      $1,086      $1,455      $2,488
......................................................................
Class B Shares           $250      $  770      $1,316      $2,621(*)
......................................................................
Class C Shares           $250      $  770      $1,316      $2,806
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. In selecting securities for investment, the Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small companies by reference to those companies within or below the capitalization range of companies represented in the Russell 2000 Index (which consists of companies with capitalizations up to $1.4 billion as of May 31, 2001). Investments in such companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger, more established companies.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Fund's net assets may be invested in convertible securities that are below-investment grade.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments, financial futures contracts and options on futures contracts (including but not limited to security index futures contracts, foreign currency exchange futures contracts and other financial futures contracts) and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the Fund's investment objective and is approved by the Fund's Board of Trustees. Collectively, all of the above are referred to as "Strategic Transactions."

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.80%
..............................................
    Next $500 million            0.75%
..............................................
    Over $1 billion              0.70%
..............................................

Applying this fee schedule, the effective advisory fee rate was 0.68% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's MultiCap Growth team. The team is made up of established investment professionals. Current members of the MultiCap Growth team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David Walker, an Executive Director of the Adviser, Matthew Hart, a Vice President of the Adviser and Scott Miller, an Associate of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. The Fund does not provide for periodic or systematic investment plans. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our website at www.vankampen.com, or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256 or by telephone at
(800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversions will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under

    21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(7) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(8) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended ("Section 529 plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (8).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our website at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our website at www.vankampen.com, writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                    CLASS A SHARES                     CLASS B SHARES                     CLASS C SHARES
                                          NOVEMBER 27, 2000                  NOVEMBER 27, 2000                  NOVEMBER 27, 2000
                                          (COMMENCEMENT OF                   (COMMENCEMENT OF                   (COMMENCEMENT OF
                            YEAR ENDED       INVESTMENT        YEAR ENDED       INVESTMENT        YEAR ENDED       INVESTMENT
                            MARCH 31,      OPERATIONS) TO      MARCH 31,      OPERATIONS) TO      MARCH 31,      OPERATIONS) TO
                               2002        MARCH 31, 2001         2002        MARCH 31, 2001         2002        MARCH 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...........   $  7.40           $ 10.00          $  7.38           $ 10.00          $  7.38           $ 10.00
                             -------           -------          -------           -------          -------           -------
  Net Investment Loss.....      (.09)             (.04)            (.12)             (.04)            (.13)             (.04)
  Net Realized and
    Unrealized Loss.......      (.99)            (2.56)           (1.00)            (2.58)           (1.00)            (2.58)
                             -------           -------          -------           -------          -------           -------
Total from Investment
Operations................     (1.08)            (2.60)           (1.12)            (2.62)           (1.13)            (2.62)
                             -------           -------          -------           -------          -------           -------
Net Asset Value, End of
the Period................   $  6.32           $  7.40          $  6.26           $  7.38          $  6.25           $  7.38
                             =======           =======          =======           =======          =======           =======

                                               -26.00%(a)                         -26.20%(b)
Total Return *............   -14.59%(a)               **        -15.31%(b)               **        -15.31%(c)        -26.20%(c) **
Net Assets at End of the
Period (in millions)......   $  41.4           $  43.0          $  31.8           $  28.3          $  17.3           $  17.8
Ratio of Expenses to
Average Net Assets *(d)...     1.60%             1.66%            2.35%             2.41%            2.35%             2.41%
Ratio of Net Investment
Loss to Average Net Assets
*.........................    (1.31%)           (1.06%)          (2.06%)           (1.85%)          (2.06%)           (1.85%)
Portfolio Turnover........      358%              132%**           358%              132%**           358%              132%**
 *If certain expenses had
  not been voluntarily
  assumed by Van Kampen,
  total return would have
  been lower and the
  ratios would have been
  as follows:
  Ratio of Expenses to
  Average Net Assets(d)...     1.72%             1.96%            2.47%             2.71%            2.47%             2.71%
  Ratio of Net Investment
  Loss to Average Net
  Assets..................    (1.43%)           (1.36%)          (2.18%)           (2.15%)          (2.18%)           (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1%, may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Wayne W. Whalen*
R. Craig Kennedy          Suzanne H. Woolsey
Mitchell M. Merin*

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
     www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
   Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN SMALL CAP GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Small Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Small Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
Small Cap
Growth Fund

                         [VAN KAMPEN INVESTMENTS LOGO]
SCG PRO 7/02
65187PRO
The Fund's Investment Company
Act File No. is 811-4805.

Van Kampen Small Cap Value Fund
 -------------------------------------------------------------------------------

Van Kampen Small Cap Value Fund's investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. The Fund's investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund's investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund uses a "bottom up" approach that focuses on individual stock selection over economic and industry trends. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation potential of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller-sized, less established companies

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the two calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.
[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                             22.86
2001                                                                             14.27

The Fund's return for the six-month period ended June 30, 2002 for Class A Shares was 3.67%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the two-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.41% (for the quarter ended June 30, 2001) and the lowest quarterly return for Class A Shares was -11.99% (for the quarter ended September 30, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000 Value Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table also shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST      SINCE
    DECEMBER 31, 2001             1 YEAR   INCEPTION
--------------------------------------------------------
    Van Kampen Small Cap
    Value Fund -- Class A Shares

      Return Before Taxes          7.69%    10.76%(1)

      Return After Taxes on
      Distributions                7.66%     9.98%(1)

      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  4.70%     8.31%(1)

    Russell 2000 Value Index      14.02%    12.35%(2)
.........................................................
    Van Kampen Small Cap
    Value Fund -- Class B Shares
    Return Before Taxes            8.42%    11.52%(1)

    Russell 2000 Value Index      14.02%    12.35%(2)
.........................................................
    Van Kampen Small Cap
    Value Fund -- Class C Shares
    Return Before Taxes           12.41%    12.55%(1)

    Russell 2000 Value Index      14.02%    12.35%(2)
.........................................................

Inception dates: (1) 6/21/99, (2) 6/24/99.

* The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2,000 smallest companies in the Russell 3000 Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)           0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%        1.00%
.................................................................
Other expenses(5)            0.63%        0.63%        0.63%
.................................................................
Total annual fund
operating expenses(5)        1.63%        2.38%        2.38%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None
   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal period ended March 31, 2002 were 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $731      $1,060      $1,411      $2,397
......................................................................
Class B Shares           $741      $1,042      $1,420      $2,530*
......................................................................
Class C Shares           $341      $  742      $1,270      $2,716
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $731      $1,060      $1,411      $2,397
......................................................................
Class B Shares           $241      $  742      $1,270      $2,530*
......................................................................
Class C Shares           $241      $  742      $1,270      $2,716
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small capitalization companies by reference to those companies having market capitalizations in the range of companies represented in the Russell 2000 Index, a small capitalization company index (which consists of U.S. companies in the market capitalization range of approximately $128.1 million to $1.3 billion as of July 1, 2002). Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued with characteristics that might lead to improved valuation relative to other companies. The catalyst for improved valuations could include, among other things, changes in management, new product introductions or new industry regulations. Stocks of different types, such as "value" or "growth" stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of funds. The Fund's investment adviser uses a "bottom-up" investment approach, seeking attractive valuations and growth opportunities on an individual company basis. This approach focuses on selecting particular companies before looking at economic and industry trends.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned companies and companies with special circumstances such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and special circumstances often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected significant fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells a security when it believes such security has become overvalued or the company shows deteriorating fundamentals. Other factors may include changes in the relative market performance or appreciation possibilities offered by individual securities, changes in the market trend or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade quality.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer cost and higher settlement costs or custodial costs.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                        USING OPTIONS, FUTURES CONTRACTS
                        AND OPTIONS ON FUTURES CONTRACTS

The Fund may, but is not required to, use various investment strategic transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund may compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities, securities indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forgo other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS   % PER ANNUM
-----------------------------------------------
    First $500 million               0.75%
................................................
    Next $500 million                0.70%
................................................
    Over $1 billion                  0.65%
................................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets (before voluntary fee waivers) for the Fund's fiscal year ended March 31, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/Mid-Cap Value team. The team is made up of established investment professionals. Current members of the team include Jenny Beth Jones, an Executive Director of the Adviser, and Richard Glass, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day in which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our website at www.vankampen.com or by telephone at (800) 847-2424 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversions will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Fund's Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1,

     2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which State Street Bank and Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to the authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our website at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute as dividends to shareholders all, or substantially all, of its net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our website at www.vankampen.com or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sales transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended March 31, 2002 and 2001 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal period ended March 31, 2000 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                         CLASS A SHARES                                CLASS B SHARES
                                                                      JUNE 21, 1999                                 JUNE 21, 1999
                                                                      (COMMENCEMENT                                 (COMMENCEMENT
                                            YEAR ENDED   YEAR ENDED   OF INVESTMENT       YEAR ENDED   YEAR ENDED   OF INVESTMENT
                                            MARCH 31,    MARCH 31,    OPERATIONS) TO      MARCH 31,    MARCH 31,    OPERATIONS) TO
                                             2002 (E)       2001      MARCH 31, 2000       2002 (E)       2001      MARCH 31, 2000
      ----------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period.............................    $11.59       $ 9.81         $10.00            $11.52       $ 9.78         $10.00
                                              ------       ------         ------            ------       ------         ------
       Net Investment Income..............       .02          .06            .05              (.08)         -0-            .01
       Net Realized and Unrealized
         Gain/Loss........................      2.53         2.15           (.18)             2.51         2.13           (.20)
                                              ------       ------         ------            ------       ------         ------

      Total from Investment Operations....      2.55         2.21           (.13)             2.43         2.13           (.19)
                                              ------       ------         ------            ------       ------         ------

      Less: Distributions from and in
       Excess of Net Investment Income....       -0-***       .04            .06               -0-          -0-            .03
      Distributions from Net Realized
       Gain...............................       .01          .39            -0-               .01          .39            -0-
                                              ------       ------         ------            ------       ------         ------

      Total Distributions.................       .01          .43            .06               .01          .39            .03
                                              ------       ------         ------            ------       ------         ------

      Net Asset Value, End of the
       Period.............................    $14.13       $11.59         $ 9.81            $13.94       $11.52         $ 9.78
                                              ======       ======         ======            ======       ======         ======

      Total Return*.......................    22.07%(a)    22.63%(a)       (.92%)(a)**      21.12%(b)    22.05%(b)      (1.81%)(b)**
      Net Assets at End of the Period (In
       millions)..........................    $ 73.2       $ 15.0         $  4.3            $ 86.6       $ 13.0         $  3.7
      Ratio of Expenses to Average Net
       Assets*(d).........................     1.50%        1.50%          1.48%             2.25%        2.25%          2.23%
      Ratio of Net Investment Income to
       Average Net Assets*................      .14%         .74%           .67%             (.61%)       (.01%)         (.08%)
      Portfolio Turnover..................      101%          27%            15%**            101%          27%            15%**

       *If certain expenses had not been
        voluntarily assumed by Van Kampen,
        total return would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(d)..........................     1.63%        2.71%          8.29%             2.38%        3.46%          9.04%
      Ratio of Net Investment Loss to
       Average Net Assets.................      .01%        (.47%)        (6.14%)            (.74%)      (1.22%)        (6.89%)

                                                         CLASS C SHARES
                                                                      JUNE 21, 1999
                                                                      (COMMENCEMENT
                                            YEAR ENDED   YEAR ENDED   OF INVESTMENT
                                            MARCH 31,    MARCH 31,    OPERATIONS) TO
                                             2002 (E)       2001      MARCH 31, 2000
      ------------------------------------  --------------------------------------------
      Net Asset Value, Beginning of the
       Period.............................    $11.52       $ 9.78         $10.00
                                              ------       ------         ------
       Net Investment Income..............      (.08)         -0-            .01
       Net Realized and Unrealized
         Gain/Loss........................      2.52         2.13           (.20)
                                              ------       ------         ------
      Total from Investment Operations....      2.44         2.13           (.19)
                                              ------       ------         ------
      Less: Distributions from and in
       Excess of Net Investment Income....       -0-          -0-            .03
      Distributions from Net Realized
       Gain...............................       .01          .39            -0-
                                              ------       ------         ------
      Total Distributions.................       .01          .39            .03
                                              ------       ------         ------
      Net Asset Value, End of the
       Period.............................    $13.95       $11.52         $ 9.78
                                              ======       ======         ======
      Total Return*.......................    21.21%(c)    22.04%(c)      (1.81%)(c)**
      Net Assets at End of the Period (In
       millions)..........................    $ 29.3       $  6.2         $  2.0
      Ratio of Expenses to Average Net
       Assets*(d).........................     2.25%        2.25%          2.23%
      Ratio of Net Investment Income to
       Average Net Assets*................     (.61%)       (.01%)         (.08%)
      Portfolio Turnover..................      101%          27%            15%**
       *If certain expenses had not been
        voluntarily assumed by Van Kampen,
        total return would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(d)..........................     2.38%        3.46%          9.04%
      Ratio of Net Investment Loss to
       Average Net Assets.................     (.74%)      (1.22%)        (6.89%)

    ** Non-Annualized

    *** Amount is less than $.01.

    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1%, may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    (d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

    (e) Based on average shares outstanding.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker

   - WEB SITE
     www.vankampen.com

   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS

   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - Van Kampen Investments 800-421-5666

- TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  For shareholder and dealer inquiries through TDD, call (800) 421-2833

  VAN KAMPEN SMALL CAP VALUE FUND
  1 Parkview Plaza
  PO Box 5555
  Oakbrook Terrace, IL 60181-5555

  Investment Adviser
  VAN KAMPEN INVESTMENT ADVISORY CORP.
  1 Parkview Plaza
  PO Box 5555
  Oakbrook Terrace, IL 60181-5555

  Distributor
  VAN KAMPEN FUNDS INC.
  1 Parkview Plaza
  PO Box 5555
  Oakbrook Terrace, IL 60181-5555

  Transfer Agent
  VAN KAMPEN INVESTOR SERVICES INC.
  PO Box 218256
  Kansas City, MO 64121-8256
  Attn: Van Kampen Small Cap Value Fund

  Custodian
  STATE STREET BANK AND TRUST COMPANY
  225 Franklin Street, PO Box 1713
  Boston, MA 02110-1713
  Attn: Van Kampen Small Cap Value Fund

  Legal Counsel
  SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
  333 West Wacker Drive
  Chicago, IL 60606

  Independent Auditors
  ERNST & YOUNG LLP
  233 South Wacker Drive
  Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
Small Cap
Value Fund

                         [VAN KAMPEN INVESTMENTS LOGO]
SCV PRO 7/02
65202PRO
The Fund's Investment Company
Act File No. is 811-4805.

Van Kampen Value Opportunities Fund
 -------------------------------------------------------------------------------

Van Kampen Value Opportunities Fund's investment objective is to seek capital growth and income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of common stocks and other equity securities of value companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   4
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  17
Distributions from the Fund.................................  18
Shareholder Services........................................  19
Federal Income Taxation.....................................  21
Financial Highlights........................................  22

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth and income.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of common stocks and other equity securities of value companies. The Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Fund's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital growth and income potential of such securities materially change. The Fund emphasizes a strategy that generally focuses its investments in a relatively small number of companies and may invest up to (but not including) 25% of its total assets in a single company. The Fund may invest in companies of any size. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a value style of investing. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Fund

- Seek a fund with an investment strategy which selects a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
.................................................................
Redemption fee               None         None         None
.................................................................
Exchange fee                 None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)          0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(6)     0.25%        1.00%        1.00%
.................................................................
Other expenses(5)           1.96%        1.96%        1.96%
.................................................................
Total annual fund
operating expenses(5)       2.96%        3.71%        3.71%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1 - 5.00%

                         Year 2 - 4.00%

                         Year 3 - 3.00%
                         Year 4 - 2.50%

                         Year 5 - 1.50%

                         After - None

    See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual operating expenses for the fiscal period ended March 31, 2002 were 1.45%, 2.20% and 2.20% for Class A Shares, Class B Shares and Class C Shares, respectively.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $857      $1,438      $2,043      $3,667
......................................................................
Class B Shares           $873      $1,435      $2,066      $3,795*
......................................................................
Class C Shares           $473      $1,135      $1,916      $3,958
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $857      $1,438      $2,043      $3,667
......................................................................
Class B Shares           $373      $1,135      $1,916      $3,795*
......................................................................
Class C Shares           $373      $1,135      $1,916      $3,958
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek capital growth and income. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of common stocks and other equity securities of value companies. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. The Fund's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund emphasizes a strategy that focuses on larger investments in a few companies rather than smaller investments in a large number of companies. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets being invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to the risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in the company's operations or relative market performance, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade quality.

Rights and warrants grant the holder the option to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Fund may purchase foreign securities in the form of depositary receipts. Depositary receipts involve substantially similar risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                        USING OPTIONS, FUTURES CONTRACTS

                        AND OPTIONS ON FUTURES CONTRACTS

The Fund may, but is not required to, use various investment strategic transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund can compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities (or stock index options or options on futures contracts) to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been reached, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and may involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets (before voluntary fee waivers) for the Fund's fiscal year ended March 31, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., a Managing Director of the Adviser, Jason Leder, a Vice President of the Adviser, and Kevin Holt, a Vice President of the Adviser.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our website at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256, or by telephone at
(800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversions will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which State Street Bank and Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529

     Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

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Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our website at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

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In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

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Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our website at www.vankampen.com, by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

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Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Financial Highlights

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The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal period ended March 31, 2002 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                          CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                                           JUNE 25, 2001          JUNE 25, 2001          JUNE 25, 2001
                                                           (COMMENCEMENT          (COMMENCEMENT          (COMMENCEMENT
                                                           OF INVESTMENT          OF INVESTMENT          OF INVESTMENT
                                                          OPERATIONS) TO         OPERATIONS) TO         OPERATIONS) TO
                                                         MARCH 31, 2002(D)      MARCH 31, 2002(D)      MARCH 31, 2002(D)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........            $ 10.00                $ 10.00                $ 10.00
                                                              -------                -------                -------
  Net Investment Income...........................                .04                   (.02)                  (.02)
  Net Realized and Unrealized Gain................                .07                    .09                    .09
                                                              -------                -------                -------
Total from Investment Operations..................                .11                    .07                    .07
Less: Distributions from Net Investment Income....                .05                    .02                    .02
                                                              -------                -------                -------
Net Asset Value, End of the Period................            $ 10.06                $ 10.05                $ 10.05
                                                              =======                =======                =======

Total Return**....................................              1.19%(a)*              0.63%(b)*              0.63%(c)*
Net Assets at End of the Period (In millions).....            $   8.2                $  21.1                $   4.3
Ratio of Expenses to Average Net Assets**.........              1.45%                  2.20%                  2.20%
Ratio of Net Investment Income to Average Net
  Assets**........................................               .46%                  (.29%)                 (.26%)
Portfolio Turnover................................                64%*                   64%*                   64%*
 *Non Annualized
**If certain expenses had not been assumed by the
  Adviser, total return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...........              2.96%                  3.71%                  3.71%
Ratio of Net Investment Loss to Average Net
  Assets..........................................             (1.05%)                (1.80%)                (1.77%)

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Based on average shares outstanding.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Wayne W. Whalen*
R. Craig Kennedy          Suzanne H. Woolsey
Mitchell M. Merin*

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833 VAN KAMPEN VALUE OPPORTUNITIES FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Value Opportunities Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Value Opportunities Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                     A Statement of Additional Information,
                                     which
                                     contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.
                                     You will find additional information about the Fund
                                   in its annual and semiannual reports to
                                   shareholders.
                                 The annual report explains the market
                                 conditions and
                               investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 26, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                   PROSPECTUS

Van Kampen
Value Opportunities
Fund

                         [VAN KAMPEN INVESTMENTS LOGO]
OPP PRO 7/02
65192PRO
The Fund's Investment Company
Act File No. is 811-4805.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                            VALUE OPPORTUNITIES FUND

     Van Kampen Value Opportunities Fund's (the "Fund") investment objective is to seek capital growth and income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of common stocks and other equity securities of value companies.

     The Fund is organized as a non-diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-3
Options, Futures Contracts and Options on Futures
  Contracts.................................................    B-7
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-16
Investment Advisory Agreement...............................    B-29
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-35
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-40
Contingent Deferred Sales Charge-Class A....................    B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-41
Taxation....................................................    B-42
Fund Performance............................................    B-47
Other Information...........................................    B-50
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-13

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 26, 2002.

                                                                    OPP SAI 7/02

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized as a series of the Trust on January 31, 2001.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 2, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                               AMOUNT OF OWNERSHIP   CLASS OF
NAME AND ADDRESS OF HOLDER                       AT JULY 2, 2002      SHARES    PERCENTAGE
--------------------------                     -------------------   --------   OWNERSHIP
Morgan Stanley DW Inc. ......................         321,895           A          33%
  875 Third Avenue                                  1,704,098           B          80%
  New York, NY 10022                                  300,932           C          54%
Edward Jones & Co. ..........................         202,823           A          21%
  Attn Mutual Fund
  Shareholder Accounting
  201 Progress Parkway
  Maryland Heights, MO 63043-3009

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets.

Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

FOREIGN SECURITIES

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored

ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

NON-DIVERSIFICATION

     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities, or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades on businesses and
(ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account cash or liquid securities in an amount not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity

Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with the Fund's custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contracts Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of liquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid portfolio securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein,

        (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     The Fund has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director      57
1632 Morning Mountain Road                           of funds in the Fund Complex. Co-
Raleigh, NC 27614                                    founder, and prior to August 1996,
                                                     Chairman, Chief Executive Officer
                                                     and President, MDT Corporation
                                                     (now known as Getinge/Castle,
                                                     Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which
                                                     develops, manufactures, markets
                                                     and services medical and
                                                     scientific equipment.

Jerry D. Choate (63)        Trustee          +       Trustee/Director of funds in the        57       Director of Amgen
53 Monarch Bay Drive                                 Fund Complex. Prior to January                   Inc., a
Dana Point, CA 92629                                 1999, Chairman and Chief Executive               biotechnological
                                                     Officer of the Allstate                          company, and Director
                                                     Corporation ("Allstate") and                     of Valero Energy
                                                     Allstate Insurance Company. Prior                Corporation, an
                                                     to January 1995, President and                   independent refining
                                                     Chief Executive Officer of                       company.
                                                     Allstate. Prior to August 1994,
                                                     various management positions at
                                                     Allstate.

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of            57
Sears Tower                                          Heidrick & Struggles, an executive
233 South Wacker Drive                               search firm. Trustee/Director of
Suite 7000                                           funds in the Fund Complex. Trustee
Chicago, IL 60606                                    on the University of Chicago
                                                     Hospitals Board, Vice Chair of the
                                                     Board of the YMCA of Metropolitan
                                                     Chicago and a member of the
                                                     Women's Board of the University of
                                                     Chicago. Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting firm. Prior
                                                     to 1996, Trustee of The
                                                     International House Board, a
                                                     fellowship and housing
                                                     organization for international
                                                     graduate students. Formerly,
                                                     Executive Vice President of ABN
                                                     AMRO, N.A., a Dutch bank holding
                                                     company. Prior to 1992, Executive
                                                     Vice President of La Salle
                                                     National Bank.

R. Craig Kennedy (50)       Trustee          +       Director and President, German          57
1744 R Street, N.W.                                  Marshall Fund of the United
Washington, D.C. 20009                               States, an independent U.S.
                                                     foundation created to deepen
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to
                                                     the Dennis Trading Group Inc., a
                                                     managed futures and option company
                                                     that invests money for individuals
                                                     and institutions. Prior to 1992,
                                                     President and Chief Executive
                                                     Officer, Director and member of
                                                     the Investment Committee of the
                                                     Joyce Foundation, a private
                                                     foundation.

Jack E. Nelson (66)         Trustee          +       President, Nelson Investment            57
423 Country Club Drive                               Planning Services, Inc., a
Winter Park, FL 32789                                financial planning company and
                                                     registered investment adviser in
                                                     the State of Florida. President,
                                                     Nelson Ivest Brokerage Services
                                                     Inc., a member of the National
                                                     Association of Securities Dealers,
                                                     Inc. and Securities Investors
                                                     Protection Corp. Trustee/Director
                                                     of funds in the Fund Complex.

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)     Trustee          +       Chief Communications Officer of         57       Director of Neurogen
2101 Constitution Ave.,                              the National Academy of Sciences/                Corporation, a
N.W.                                                 National Research Council, an                    pharmaceutical
Room 285                                             independent, federally chartered                 company, since
Washington, D.C. 20418                               policy institution, since 2001,                  January 1998.
                                                     and previously Chief Operating
                                                     Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the
                                                     Fund Complex. Director of the
                                                     Institute of Defense Analyses, a
                                                     federally funded research and
                                                     development center. Director of
                                                     the German Marshall Fund of the
                                                     United States, Trustee of Colorado
                                                     College and Vice Chair of the
                                                     Board of the Council for
                                                     Excellence in Government. Prior to
                                                     1993, Executive Director of the
                                                     Commission on Behavioral and
                                                     Social Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National Research
                                                     Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)     Trustee          +       President and Chief Operating           57
1221 Avenue of the                                   Officer of Morgan Stanley
Americas                                             Investment Management since
New York, NY 10020                                   December 1998. President and
                                                     Director since April 1997 and
                                                     Chief Executive Officer since June
                                                     1998 of Morgan Stanley Investment
                                                     Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman,
                                                     Chief Executive Officer and
                                                     Director of Morgan Stanley
                                                     Distributors Inc. since June 1998.
                                                     Chairman and Chief Executive
                                                     Officer since June 1998, and
                                                     Director since January 1998 of
                                                     Morgan Stanley Trust. Director of
                                                     various Morgan Stanley
                                                     subsidiaries. President of the
                                                     Morgan Stanley Funds since May
                                                     1999. Trustee/ Director of funds
                                                     in the Fund Complex. Previously
                                                     Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc.
                                                     and Morgan Stanley Services
                                                     Company Inc. and Executive Vice
                                                     President of Morgan Stanley
                                                     Distributors Inc. April 1997-June
                                                     1998, Vice President of the Morgan
                                                     Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of
                                                     Dean Witter, Discover & Co. prior
                                                     to May 1997.

Richard F. Powers, III*     Trustee and      +       Chairman, President, Chief              94
(56)                        President                Executive Officer, Director and
1 Parkview Plaza                                     Managing Director of Van Kampen
P.O. Box 5555                                        Investments. Chairman, Director
Oakbrook Terrace, IL 60181                           and Chief Executive Officer of the
                                                     Advisers, the Distributor and Van
                                                     Kampen Advisors Inc. since 1998.
                                                     Managing Director of the Advisers,
                                                     the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001.
                                                     Director and Officer of certain
                                                     other subsidiaries of Van Kampen
                                                     Investments. Chief Sales and
                                                     Marketing Officer of Morgan
                                                     Stanley Dean Witter Asset
                                                     Management Inc. Trustee/Director
                                                     and President or Trustee,
                                                     President and Chairman of the
                                                     Board of funds in the Fund
                                                     Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley Dean Witter and Director
                                                     of Dean Witter Discover & Co. and
                                                     Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (62)       Trustee          +       Partner in the law firm of              94
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &
Chicago, IL 60606                                    Flom (Illinois), legal counsel to
                                                     funds in the Fund Complex.
                                                     Trustee/ Director/Managing General
                                                     Partner of funds in the Fund
                                                     Complex.

------------------------------------

+ See Table D below.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President          ++       Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                            Investments, and Managing Director and President of the
45th Floor                                                     Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                              President and Chief Investment Officer of funds in the Fund
                                                               Complex. Prior to December 2000, Executive Vice President
                                                               and Chief Investment Officer of Van Kampen Investments, and
                                                               President and Chief Operating Officer of the Advisers. Prior
                                                               to April 2000, Executive Vice President and Chief Investment
                                                               Officer for Equity Investments of the Advisers. Prior to
                                                               October 1998, Vice President and Senior Portfolio Manager
                                                               with AIM Capital Management, Inc. Prior to February 1998,
                                                               Senior Vice President and Portfolio Manager of Van Kampen
                                                               American Capital Asset Management, Inc., Van Kampen American
                                                               Capital Investment Advisory Corp. and Van Kampen American
                                                               Capital Management, Inc.

Joseph J. McAlinden (59)      Chief Investment        ++       Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                          Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                             Stanley Trust for over 5 years.

A. Thomas Smith III (45)      Vice President and      ++       Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas   Secretary                        Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                             Distributor, Investor Services and certain other
                                                               subsidiaries of Van Kampen Investments. Managing Director
                                                               and General Counsel-Mutual Funds of Morgan Stanley
                                                               Investment Advisors, Inc. Vice President or Principal Legal
                                                               Officer and Secretary of funds in the Fund Complex. Prior to
                                                               July 2001, Managing Director, General Counsel, Secretary and
                                                               Director of Van Kampen Investments, the Advisers, the
                                                               Distributor, Investor Services, and certain other
                                                               subsidiaries of Van Kampen Investments. Prior to December
                                                               2000, Executive Vice President, General Counsel, Secretary
                                                               and Director of Van Kampen Investments, the Advisers, Van
                                                               Kampen Advisors Inc., the Distributor, Investor Services and
                                                               certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                               Counsel to New York Life Insurance Company ("New York
                                                               Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                               Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                               Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                               1989, Staff Attorney at the Securities and Exchange
                                                               Commission, Division of Investment Management, Office of
                                                               Chief Counsel.

John R. Reynoldson (49)       Vice President          ++       Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                               Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                     July 2001, Principal and Co-head of the Fixed Income
                                                               Department of the Advisers and Van Kampen Advisors Inc.
                                                               Prior to December 2000, Senior Vice President of the
                                                               Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                               managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                               Reynoldson has been with Asset Management since April 1987.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President,         ++       Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                      Officer and Treasurer of funds in the Fund Complex.
                              Treasurer

John H. Zimmermann, III (44)  Vice President          ++       Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                    and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                            Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                          Prior to December 2000, President of Van Kampen Insurance
                                                               Agency of Illinois Inc., and Senior Vice President and
                                                               Director of Van Kampen Investments. From November 1992 to
                                                               December 1997, Mr. Zimmermann was Senior Vice President of
                                                               the Distributor.

------------------------------------

++ See Table E below.

     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 57 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                            Open-End Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                                 Estimated
                                                 Aggregate        Maximum           Total
                                                Pension or        Annual        Compensation
                                                Retirement     Benefits from       before
                                 Aggregate       Benefits      the Open-End     Deferral from
                                Compensation    Accrued as         Fund           Open-End
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
J. Miles Branagan                  $11,099        $55,340         $60,000         $124,400
Jerry D. Choate                     9,699          19,952          60,000          112,000
Linda Hutton Heagy                  9,699           5,454          60,000          112,000
R. Craig Kennedy                   11,099           3,654          60,000          124,400
Jack E. Nelson                     11,099          27,520          60,000          124,400
Wayne W. Whalen                    11,099          18,424          60,000          124,400(5)
Suzanne H. Woolsey                 11,099          12,355          60,000          124,400

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees for the Trust and other funds in the Open-End Fund Complex on March 27, 2002.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

                                    TABLE A

           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                     TRUSTEE
                                              FISCAL    ------------------------------------------------------------------
                 FUND NAME                   YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON    WHALEN    WOOLSEY
                 ---------                   --------   --------   ------   -----    -------   ------    ------    -------
Aggressive Growth Fund......................   3/31     $ 2,891    $2,691   $2,691   $2,891    $ 2,891   $ 2,891   $ 2,891
Growth Fund.................................   3/31       1,444    1,244     1,244    1,444      1,444     1,444     1,444
Select Growth Fund..........................   3/31       1,890    1,690     1,690    1,890      1,890     1,890     1,890
Small Cap Growth Fund.......................   3/31       1,296    1,096     1,096    1,296      1,296     1,296     1,296
Small Cap Value Fund........................   3/31       1,282    1,082     1,082    1,282      1,282     1,282     1,282
Small Company Growth Fund*..................   3/31           0        0         0        0          0         0         0
Utility Fund................................   3/31       1,476    1,276     1,276    1,476      1,476     1,476     1,476
Value Opportunities Fund....................   3/31         820      620       620      820        820       820       820
                                                        -------    ------   ------   -------   -------   -------   -------
  Equity Trust Total........................            $11,099    $9,699   $9,699   $11,099   $11,099   $11,099   $11,099

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2002.

                                    TABLE B

                   2002 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                                      FISCAL    --------------------------------------------------------
                     FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON    WHALEN
                     ---------                       --------   --------   ------   -----    -------   ------    ------
Aggressive Growth Fund..............................   3/31     $ 2,891    $2,691   $2,691   $1,709    $ 2,891   $ 2,891
Growth Fund.........................................   3/31       1,444    1,244     1,244      882      1,444     1,444
Select Growth Fund..................................   3/31       1,890    1,690     1,690    1,157      1,890     1,890
Small Cap Growth Fund...............................   3/31       1,296    1,096     1,096      805      1,296     1,296
Small Cap Value Fund................................   3/31       1,282    1,082     1,082      788      1,282     1,282
Small Company Growth Fund*..........................   3/31           0        0         0        0          0         0
Utility Fund........................................   3/31       1,476    1,276     1,276      912      1,476     1,476
Value Opportunities Fund............................   3/31         820      620       620      459        820       820
                                                                -------    ------   ------   -------   -------   -------
  Equity Trust Total................................            $11,099    $9,699   $9,699   $6,712    $11,099   $11,099

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2002.

                                    TABLE C

                     2002 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                    CURRENT TRUSTEES                        FORMER TRUSTEES
                                     FISCAL    ----------------------------------------------------------   ---------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    WHALEN    MILLER    REES
             ---------              --------   --------   ------     -----    -------   ------    ------    ------    ----
Aggressive Growth Fund.............   3/31     $18,541    $ 5,955   $ 9,595   $7,348    $19,073   $14,319   $1,341   $    0
Growth Fund........................   3/31      11,837      2,757     5,189    5,493     12,956    9,231       855      337
Select Growth Fund.................   3/31       3,038      2,462     2,354    1,797      2,694    2,720         0        0
Small Cap Growth Fund..............   3/31       1,443      1,166     1,140      879      1,369    1,386         0        0
Small Cap Value Fund...............   3/31       3,208      2,373     2,027    1,608      2,539    2,510         0        0
Small Company Growth Fund*.........   3/31           0          0         0        0          0        0         0        0
Utility Fund.......................   3/31      12,869      2,803     7,279   15,794     29,076   17,237     5,830    2,952
Value Opportunities Fund...........   3/31         801        598       597      445        786      794         0        0
                                               -------    -------   -------   -------   -------   -------   ------   ------
 Equity Trust Total................            $51,737    $18,114   $28,181   $33,364   $68,493   $48,197   $8,026   $3,289

                                         FORMER TRUSTEES
                                     ----------------------------
             FUND NAME               ROBINSON   ROONEY     SISTO
             ---------               --------   ------     -----
Aggressive Growth Fund.............  $ 4,113    $ 9,921   $ 6,862
Growth Fund........................    3,056      6,803     4,934
Select Growth Fund.................        0      2,218       385
Small Cap Growth Fund..............        0      1,099         0
Small Cap Value Fund...............        0      2,235       922
Small Company Growth Fund*.........        0          0         0
Utility Fund.......................    9,228      6,591     7,303
Value Opportunities Fund...........        0        560         0
                                     -------    -------   -------
 Equity Trust Total................  $16,397    $29,427   $20,406

------------------------------------

* The Small Company Growth Fund had not commenced investment operations as of March 31, 2002.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                     TRUSTEE
                                 --------------------------------------------------------------------------------
           FUND NAME             BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
           ---------             --------   ------   -----   -------   -----   ------   ------   ------   -------
Aggressive Growth Fund.........    1996      1999    1996     1996     1999     1996     1999     1996     1999
Growth Fund....................    1995      1999    1995     1995     1999     1995     1999     1995     1999
Select Growth Fund.............    2000      2000    2000     2000     2000     2000     2000     2000     2000
Small Cap Growth Fund..........    2000      2000    2000     2000     2000     2000     2000     2000     2000
Small Cap Value Fund...........    1999      1999    1999     1999     1999     1999     1999     1999     1999
Small Company Growth Fund......    2000      2000    2000     2000     2000     2000     2000     2000     2000
Utility Fund...................    1995      1999    1995     1993     1999     1993     1999     1993     1999
Value Opportunities Fund.......    2001      2001    2001     2001     2001     2001     2001     2001     2001

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                          OFFICERS
                                               --------------------------------------------------------------
                  FUND NAME                    BOYD   MACALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMANN
                  ---------                    ----   ----------   ----------   -----   --------   ----------
Aggressive Growth Fund.......................  1998      2002         2000      1999      1996        2000
Growth Fund..................................  1998      2002         2000      1999      1996        2000
Select Growth Fund...........................  2000      2002         2000      2000      2000        2000
Small Cap Growth Fund........................  2000      2002         2000      2000      2000        2000
Small Cap Value Fund.........................  1999      2002         2000      1999      1999        2000
Small Company Growth Fund....................  2000      2002         2000      2000      2000        2000
Utility Fund.................................  1998      2002         2000      1999      1996        2000
Value Opportunities Fund.....................  2001      2002         2001      2001      2001        2001

     During the Fund's fiscal period ended March 31, 2002, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account of internal controls. The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held 2 meetings and the brokerage and services committee of the Board held 7 meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan. The trustees of the Fund who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees") select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2001, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2001 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                              TRUSTEE
      DOLLAR RANGE OF EQUITY SECURITIES         -------------------------------------------------------------------
         IN EACH SERIES OF THE TRUST             BRANAGAN      CHOATE     HEAGY       KENNEDY     NELSON   WOOLSEY
      ---------------------------------          --------      ------     -----       -------     ------   -------
Aggressive Growth Fund........................  $1-$10,000      none       none     $1-$10,000    none       none
Growth Fund...................................  $1-$10,000      none       none     $1-$10,000    none       none
Select Growth Fund............................     none         none       none     $1-$10,000    none       none
Small Cap Growth Fund.........................     none         none       none        none       none       none
Small Cap Value Fund..........................     none         none       none     $1-$10,000    none       none
Small Company Growth Fund.....................     none         none       none        none       none       none
Utility Fund..................................  $1-$10,000      none       none     $1-$10,000    none       none
Value Opportunities Fund......................     none         none       none        none       none       none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
  BY TRUSTEE IN THE OPEN-END FUND COMPLEX.....     over       $10,001-   $10,001-      over       none     $10,001-
                                                 $100,000     $50,000    $50,000     $100,000               $50,000

INTERESTED TRUSTEES

                                                                                   TRUSTEE
                                                               -----------------------------------------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      MERIN          POWERS           WHALEN
-------------------------------------------------------------      -----          ------           ------
Aggressive Growth Fund......................................       none            none        $10,001-$50,000
Growth Fund.................................................       none            none         over $100,000
Select Growth Fund..........................................       none            none          $1-$10,000
Small Cap Growth Fund.......................................       none            none             none
Small Cap Value Fund........................................       none            none          $1-$10,000
Small Company Growth Fund...................................       none            none             none
Utility Fund................................................       none            none          $1-$10,000
Value Opportunities Fund....................................       none            none             none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE OPEN-END
  FUND COMPLEX..............................................   over $100,000   over $100,000    over $100,000

     As of July 2, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other

Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different assets levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     During the fiscal period ended March 31, 2002, the Adviser did not receive advisory fees from the Fund. During the fiscal period ended March 31, 2002, the Adviser waived approximately $158,400 in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal period ended March 31, 2002, Advisory Corp. received approximately $29,800 in accounting services fees from the Fund.

     Legal Services Agreement. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal period ended March 31, 2002, Van Kampen Investments received approximately $16,900 in legal fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal period ended March 31, 2002 was $158,859. The amount retained by the Distributor was $7,466.

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next

  $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the

Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2002, there were $654,829 and $10,793 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.10% and 0.25% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal period ended March 31, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $9,239 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $131,596 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $104,425 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $27,171 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 2002, the Funds' aggregate expenses paid under the Plans for Class C Shares were $23,436 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $22,381 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $1,055 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Board of Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal period shown:

COMMISSIONS PAID:

                                                                    AFFILIATE BROKERS
                                                               ---------------------------
                                                      ALL         MORGAN          MORGAN
                                                    BROKERS    STANLEY & CO.    STANLEY DW
                                                    -------    -------------    ----------
Fiscal period ended March 31, 2002..............    $92,053       $2,706            $0
Fiscal period 2002 Percentages:
  Commissions with affiliate to total commissions..........        2.94%             0%
  Value of brokerage transactions with affiliate to total
  transactions.............................................        0.41%             0%

     During the fiscal period ended March 31, 2002, the Fund paid $48,578 in brokerage commissions on transactions totaling $41,501,209 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City,

MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. State Street Bank and Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when State Street Bank and Trust Company serves as the plan custodian. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by State

Street Bank and Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                    WAIVER OF CLASS B AND CLASS C CONTINGENT
                             DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC -- Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, are treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some or all of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDINGS ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder if such shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8 BEN certifying the shareholder's non-United States status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's county of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund from June 25, 2001 (commencement of distribution of Class A Shares of the Fund) to March 31, 2002 was -4.63%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares of the Fund from June 25, 2001 (commencement of distribution of Class A Shares of the Fund) to March 31, 2002 was -4.63%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, for Class A Shares of the Fund from June 25, 2001 (commencement of distribution of Class A Shares of the Fund) to March 31, 2002 was 1.19%.

CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund from June 25, 2001 (commencement of distribution of Class B Shares of the Fund) to March 31, 2002 was -4.37%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class B Shares of the Fund from June 25, 2001 (commencement of distribution of Class B Shares of the Fund) to March 31, 2002 was -4.37%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class A Shares of the Fund from June 25, 2001 (commencement of distribution of Class B Shares of the Fund) to March 31, 2002 was 0.63%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund from June 25, 2001 (commencement of distribution of Class C Shares of the Fund) to March 31, 2002 was -0.37%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class C Shares of the Fund from June 25, 2001 (commencement of distribution of Class C Shares of the Fund) to March 31, 2002 was -0.37%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class C Shares of the Fund from June 25, 2001 (commencement of distribution of Class C Shares of the Fund) to March 31, 2002 was 0.63%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company,

225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors perform an annual audit of the financial statements of the Fund. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Value Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Value Opportunities Fund (the "Fund"), as of March 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the period from June 25, 2001 (commencement of investment operations) through March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 8, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
                        DESCRIPTION                           SHARES       VALUE
COMMON STOCKS  93.7%
ADVERTISING  1.7%
Interpublic Group Cos., Inc. ...............................   16,400   $   562,192
                                                                        -----------
APPAREL RETAIL  4.6%
The Gap, Inc. ..............................................   45,405       682,891
The Limited, Inc. ..........................................   27,580       493,682
The Men's Wearhouse, Inc. (a)...............................   16,000       373,600
                                                                        -----------
                                                                          1,550,173
                                                                        -----------
BANKS  3.2%
  Bank of America Corp. ....................................    8,700       591,774
  SunTrust Banks, Inc. .....................................    3,320       221,544
  Wells Fargo & Co. ........................................    4,900       242,060
                                                                        -----------
                                                                          1,055,378
                                                                        -----------
COMPUTER HARDWARE  1.4%
  Compaq Computer Corp. ....................................   33,160       346,522
  Hewlett-Packard Co. ......................................    7,230       129,706
                                                                        -----------
                                                                            476,228
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS  2.6%
  Electronics for Imaging, Inc. (a).........................    9,620       176,046
  Maxtor Corp. (a)..........................................   38,890       270,285
  SanDisk Corp. (a).........................................   19,390       420,763
                                                                        -----------
                                                                            867,094
                                                                        -----------
CONSUMER FINANCE  0.2%
  Capital One Financial Corp. ..............................    1,100        70,235
                                                                        -----------

DEPARTMENT STORES  1.1%
  Federated Department Stores, Inc. (a).....................    9,330       381,131
                                                                        -----------

DIVERSIFIED CHEMICALS  1.3%
  Dow Chemical Co. .........................................   13,250       433,540
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES  2.7%
  Freddie Mac...............................................   10,520       666,652
  Stilwell Financial, Inc. .................................    9,300       227,757
                                                                        -----------
                                                                            894,409
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED METALS & MINING  1.6%
  Freeport-McMoRan Copper & Gold, Inc., Class B (a).........   30,280   $   533,534
                                                                        -----------

ELECTRIC UTILITIES  14.3%
  American Electric Power Co., Inc. ........................    7,500       345,675
  Exelon Corp. .............................................   15,420       816,797
  IDACORP, Inc. ............................................   11,980       485,190
  Public Service Enterprise Group...........................    7,700       352,660
  Reliant Energy, Inc. .....................................   40,470     1,043,721
  Reliant Resources, Inc. (a)...............................   39,500       667,945
  Scottish Power PLC--ADR (United Kingdom)..................   22,510       460,330
  TXU Corp. ................................................   11,530       628,500
                                                                        -----------
                                                                          4,800,818
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  3.6%
  Flextronics International Ltd. (Singapore) (a)............    5,100        93,075
  Jabil Circuit, Inc. (a)...................................    7,210       169,651
  KEMET Corp. (a)...........................................   23,520       455,582
  Sanmina-SCI Corp. (a).....................................    5,300        62,275
  Solectron Corp. (a).......................................   54,970       428,766
                                                                        -----------
                                                                          1,209,349
                                                                        -----------
FOOD RETAIL  1.4%
  Kroger Co. (a)............................................   21,220       470,235
                                                                        -----------

FOREST PRODUCTS  1.5%
  Louisiana-Pacific Corp. (a)...............................   47,400       509,076
                                                                        -----------

GOLD  2.4%
  Barrick Gold Corp. (Canada)...............................   21,700       402,752
  Placer Dome, Inc. (Canada)................................   33,700       412,825
                                                                        -----------
                                                                            815,577
                                                                        -----------
HEALTH CARE FACILITIES  1.5%
  Kindred Healthcare, Inc. (a)..............................   11,900       481,950
                                                                        -----------

INDUSTRIAL MACHINERY  0.9%
  Cognex Corp. (a)..........................................   10,110       293,797
                                                                        -----------

INSURANCE BROKERS  0.8%
  Aon Corp. ................................................    7,660       268,100
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED OIL & GAS  4.8%
  BP PLC--ADR (United Kingdom)..............................   18,370   $   975,447
  Conoco, Inc. .............................................   22,100       644,878
                                                                        -----------
                                                                          1,620,325
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES  8.6%
  AT&T Corp. ...............................................   28,800       452,160
  Deutsche Telekom AG--ADR (Germany)........................   21,730       325,515
  Qwest Communications Intl., Inc. .........................   38,700       318,114
  Sprint Corp.-FON Group....................................   69,030     1,055,469
  WorldCom, Inc.-Worldcom Group (a).........................  106,400       717,136
                                                                        -----------
                                                                          2,868,394
                                                                        -----------
INTERNET SOFTWARE & SERVICES  0.3%
  Check Point Software Technologies Ltd. (Israel) (a).......    3,630       110,352
                                                                        -----------

LIFE & HEALTH INSURANCE  2.1%
  Principal Financial Group (a).............................   13,500       341,550
  Torchmark Corp. ..........................................    2,800       112,812
  UnumProvident Corp. ......................................    8,400       234,612
                                                                        -----------
                                                                            688,974
                                                                        -----------
MANAGED HEALTH CARE  2.4%
  Aetna, Inc. ..............................................   10,100       392,082
  Health Net, Inc. (a)......................................   14,700       403,368
                                                                        -----------
                                                                            795,450
                                                                        -----------
MOVIES & ENTERTAINMENT  1.0%
  Walt Disney Co. ..........................................   14,390       332,121
                                                                        -----------

MULTI-LINE INSURANCE  0.7%
  Allmerica Financial Corp. ................................    5,400       242,460
                                                                        -----------

NETWORKING EQUIPMENT  0.1%
  Cisco Systems, Inc. (a)...................................    2,560        43,341
                                                                        -----------

OIL & GAS DRILLING  1.0%
  Diamond Offshore Drilling, Inc. ..........................   10,970       342,922
                                                                        -----------

OIL & GAS EQUIPMENT & SERVICES  4.1%
  Halliburton Co. ..........................................   62,920     1,074,044
  Schlumberger Ltd. ........................................    5,240       308,217
                                                                        -----------
                                                                          1,382,261
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
PACKAGED FOODS  2.8%
  ConAgra Foods, Inc. ......................................   13,690   $   331,983
  Sara Lee Corp. ...........................................   29,410       610,552
                                                                        -----------
                                                                            942,535
                                                                        -----------
PAPER PRODUCTS  0.9%
  International Paper Co. ..................................    6,990       300,640
                                                                        -----------

PHARMACEUTICALS  4.9%
  Bristol-Myers Squibb Co. .................................    8,700       352,263
  Merck & Co., Inc. ........................................    5,400       310,932
  Pharmacia Corp. ..........................................   10,000       450,800
  Schering-Plough Corp. ....................................    9,100       284,830
  Wyeth Co. ................................................    3,730       244,875
                                                                        -----------
                                                                          1,643,700
                                                                        -----------
PROPERTY & CASUALTY  2.7%
  Allstate Corp. ...........................................    6,930       261,746
  AMBAC Financial Group, Inc. ..............................    3,600       212,652
  Cincinnati Financial Corp. ...............................    9,800       427,868
                                                                        -----------
                                                                            902,266
                                                                        -----------
RAILROADS  0.4%
  Burlington Northern Santa Fe Corp. .......................    4,400       132,792
                                                                        -----------

RESTAURANTS  1.1%
  McDonald's Corp. .........................................   13,700       380,175
                                                                        -----------

SEMICONDUCTOR EQUIPMENT  0.2%
  Credence Systems Corp. (a)................................    3,500        76,860
                                                                        -----------

SOFT DRINKS  1.2%
  Coca Cola Enterprises, Inc. ..............................   20,530       385,553
                                                                        -----------

SPECIALTY STORES  1.2%
  Zale Corp. (a)............................................   10,100       410,060
                                                                        -----------

TELECOMMUNICATIONS EQUIPMENT  4.3%
  Andrew Corp. (a)..........................................    4,170        69,764
  Comverse Technology, Inc. (a).............................   11,670       147,859
  Ericsson, Class B--ADR (Sweden)...........................   25,710       107,468
  JDS Uniphase Corp. (a)....................................   36,410       214,455
  Motorola, Inc. ...........................................   48,550       689,410
  Nokia Corp.--ADR (Finland)................................   10,050       208,437
                                                                        -----------
                                                                          1,437,393
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
TOBACCO  1.1%
  Philip Morris Cos., Inc. .................................    7,070   $   372,377
                                                                        -----------

WIRELESS TELECOMMUNICATION SERVICES  1.0%
  Sprint Corp.-PCS Group (a)................................   32,600       335,454
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $30,279,825).................................................    31,419,221

REPURCHASE AGREEMENT  4.3%
State Street Bank & Trust Co. ($1,433,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/28/02, to be sold on 04/01/02 at $1,433,283)
  (Cost $1,433,000)..................................................     1,433,000
                                                                        -----------

TOTAL INVESTMENTS  98.0%
  (Cost $31,712,825).................................................    32,852,221
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..........................       658,505
                                                                        -----------

NET ASSETS  100.0%...................................................   $33,510,726
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $31,712,825)........................  $32,852,221
Cash........................................................       34,442
Receivables:
  Investments Sold..........................................      659,281
  Fund Shares Sold..........................................      204,236
  Dividends.................................................       44,707
  Expense Reimbursement from Adviser........................       38,872
  Interest..................................................          284
Other.......................................................       39,610
                                                              -----------
    Total Assets............................................   33,873,653
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      224,984
  Distributor and Affiliates................................       56,599
  Fund Shares Repurchased...................................       20,114
Accrued Expenses............................................       55,192
Trustees' Deferred Compensation and Retirement Plans........        6,038
                                                              -----------
    Total Liabilities.......................................      362,927
                                                              -----------
NET ASSETS..................................................  $33,510,726
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $32,794,870
Net Unrealized Appreciation.................................    1,139,396
Accumulated Undistributed Net Investment Income.............       14,002
Accumulated Net Realized Loss...............................     (437,542)
                                                              -----------
NET ASSETS..................................................  $33,510,726
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $8,155,642 and 810,422 shares of
    beneficial interest issued and outstanding).............  $     10.06
    Maximum sales charge (5.75%* of offering price).........          .61
                                                              -----------
    Maximum offering price to public........................  $     10.67
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,101,162 and 2,100,458 shares of
    beneficial interest issued and outstanding).............  $     10.05
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,253,922 and 423,401 shares of
    beneficial interest issued and outstanding).............  $     10.05
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Period June 25, 2001 (Commencement of Investment Operations) to March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,627)......  $  359,792
Interest....................................................      44,795
                                                              ----------
    Total Income............................................     404,587
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $12,274, $139,646 and $23,422,
  respectively).............................................     175,342
Investment Advisory Fee.....................................     158,420
Offering Costs..............................................     118,905
Shareholder Services........................................      58,680
Accounting..................................................      46,193
Shareholder Reports.........................................      37,375
Registration and Filing Fees................................      23,352
Amortization of Organizational Costs........................      20,000
Legal.......................................................      17,598
Custody.....................................................      11,879
Trustees' Fees and Related Expenses.........................       8,319
Other.......................................................      70,732
                                                              ----------
    Total Expenses..........................................     746,795
                                                              ----------
    Expense Reduction ($158,420 Investment Advisory Fee and
      $160,045 Other).......................................     318,465
    Less Credits Earned on Cash Balances....................          60
                                                              ----------
    Net Expenses............................................     428,270
                                                              ----------
NET INVESTMENT LOSS.........................................  $  (23,683)
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (437,542)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         -0-
  End of the Period.........................................   1,139,396
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,139,396
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  701,854
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  678,171
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                               OPERATIONS) TO
                                                               MARCH 31, 2002
                                                              ----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................    $   (23,683)
Net Realized Loss...........................................       (437,542)
Net Unrealized Appreciation During the Period...............      1,139,396
                                                                -----------
Change in Net Assets from Operations........................        678,171
                                                                -----------

Distributions from Net Investment Income:
  Class A Shares............................................        (45,089)
  Class B Shares............................................        (45,456)
  Class C Shares............................................         (8,524)
                                                                -----------
Total Distributions.........................................        (99,069)
                                                                -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        579,102
                                                                -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     39,265,317
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         96,896
Cost of Shares Repurchased..................................     (6,430,589)
                                                                -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     32,931,624
                                                                -----------
TOTAL INCREASE IN NET ASSETS................................     33,510,726
NET ASSETS:
Beginning of the Period.....................................            -0-
                                                                -----------
End of the Period (Including accumulated undistributed net
  investment income of $14,002).............................    $33,510,726
                                                                ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
Class A Shares                                                 OPERATIONS) TO
                                                             MARCH 31, 2002 (a)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income.....................................          .04
  Net Realized and Unrealized Gain..........................          .07
                                                                   ------
Total from Investment Operations............................          .11
Less Distributions from Net Investment Income...............          .05
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.06
                                                                   ======

Total Return** (b)..........................................        1.19%*
Net Assets at End of the Period (In millions)...............       $  8.2
Ratio of Expenses to Average Net Assets**...................        1.45%
Ratio of Net Investment Income to Average Net Assets**......         .46%
Portfolio Turnover..........................................          64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        2.96%
Ratio of Net Investment Loss to Average Net Assets..........       (1.05%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
Class B Shares                                                 OPERATIONS) TO
                                                             MARCH 31, 2002 (a)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Loss.......................................         (.02)
  Net Realized and Unrealized Gain..........................          .09
                                                                   ------
Total from Investment Operations............................          .07
Less Distributions from Net Investment Income...............          .02
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.05
                                                                   ======

Total Return** (b)..........................................        0.63%*
Net Assets at End of the Period (In millions)...............       $ 21.1
Ratio of Expenses to Average Net Assets**...................        2.20%
Ratio of Net Investment Loss to Average Net Assets**........        (.29%)
Portfolio Turnover..........................................          64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        3.71%
Ratio of Net Investment Loss to Average Net Assets..........       (1.80%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
Class C Shares                                                 OPERATIONS) TO
                                                             MARCH 31, 2002 (a)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Loss.......................................         (.02)
  Net Realized and Unrealized Gain..........................          .09
                                                                   ------
Total from Investment Operations............................          .07
Less Distributions from Net Investment Income...............          .02
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.05
                                                                   ======

Total Return** (b)..........................................        0.63%*
Net Assets at End of the Period (In millions)...............       $  4.3
Ratio of Expenses to Average Net Assets**...................        2.20%
Ratio of Net Investment Loss to Average Net Assets**........        (.26%)
Portfolio Turnover..........................................          64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        3.71%
Ratio of Net Investment Loss to Average Net Assets..........       (1.77%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate non-diversified series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001 with three classes of common shares: Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $32,321,946
                                                              -----------
Gross tax unrealized appreciation...........................  $ 2,300,382
Gross tax unrealized depreciation...........................    1,770,107
                                                              -----------
Net tax unrealized appreciation on investments..............  $   530,275
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 was as follows:

                                                               2002
Distributions paid from:
  Ordinary Income...........................................  $99,069
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $99,069
                                                              =======

    Due to inherent differences in the recognition of income, expenses, and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to start-up costs totaling $18,274 were reclassified to capital from accumulated undistributed net investment income. Additionally, a permanent book and tax difference relating to offering costs totaling $118,480 was reclassified to capital from accumulated undistributed net investment income.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    As of March 31,2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $205,046

    The difference between accumulated net realized loss on the Statement of Assets and Liabilities and the tax-basis of undistributed long-term capital gain is primarily a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the period ended March 31, 2002, the Fund's custody fee was reduced by $60 as a result of credits earned on cash balances.

G. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve-month period.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the period ended March 31, 2002, the Adviser voluntarily waived $158,420 of its investment advisory fees and assumed $160,045 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended March 31, 2002, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended March 31, 2002, the Fund recognized expenses of approximately $46,800 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

"Accounting" and "Legal" expenses, respectively, in the Statement of Operations. All of these expenses have been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended March 31, 2002, the Fund recognized expenses of approximately $55,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this expense has been assumed by Van Kampen.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $3,515 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the period ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totaling $2,706.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $7,929,341, $20,738,503 and $4,127,026 for
Classes A, B, and C, respectively. For the period ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................  1,125,135    $10,911,711
  Class B..................................................  2,393,062     23,557,148
  Class C..................................................    493,743      4,796,458
                                                             ---------    -----------
Total Sales................................................  4,011,940    $39,265,317
                                                             =========    ===========
Dividend Reinvestment:
  Class A..................................................      4,746    $    43,809
  Class B..................................................      4,864         44,896
  Class C..................................................        888          8,191
                                                             ---------    -----------
Total Dividend Reinvestment................................     10,498    $    96,896
                                                             =========    ===========
Repurchases:
  Class A..................................................   (319,459)   $(2,994,732)
  Class B..................................................   (297,468)    (2,773,398)
  Class C..................................................    (71,230)      (662,459)
                                                             ---------    -----------
Total Repurchases..........................................   (688,157)   $(6,430,589)
                                                             =========    ===========

    Class B Shares and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended March 31, 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and After............................................    None               None

    For the period ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $23,800 and CDSC on redeemed shares of approximately $51,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $46,913,142 and $16,195,775, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended March 31, 2002, are payments retained by Van Kampen of approximately $126,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $32,200.